Summary Prospectus August 1, 2013

JPMorgan Alternative Strategies Fund

Class/Ticker:     R5/JASRX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated August 1, 2013, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R5
Management Fees	0.40%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	1.97
Shareholder Service Fees	0.05
Remainder of Other Expenses	1.92
Acquired Fund Fees and Expenses (Underlying Fund)	1.77

Total Annual Fund Operating Expenses	4.14
Fee Waivers and/or Expense Reimbursements[1]	(2.50)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.64

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any underlying fund and (2) acquired fund fees incurred by an underlying Fund) exceed 0.80% of the average daily net assets of Class R5 Shares. This contract cannot be terminated prior to 11/1/14 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/14 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	167	1,030	1,908	4,170

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund may invest in a broad range of alternative or non-traditional asset classes and strategies which include: market neutral, merger arbitrage, and long/short strategies, commodities, real estate, inflation-protected investments or strategies, high yield (junk bonds), loan assignments and participations (Loans) and emerging markets. The Fund seeks to manage volatility in the overall portfolio by allocating its assets across these asset classes and strategies and by considering future return expectations versus the anticipated risk level for specific investments. The Fund also seeks to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate. The Fund is designed to complement and diversify traditional stock and bond portfolios by providing access to a broad array of alternative and non-traditional asset classes and strategies.

In allocating the Fund’s assets across asset classes and strategies, the Fund’s adviser considers a number of factors including: the market and economic environment, the adviser’s outlook for various asset classes, inflation risk and the correlation between asset classes. The adviser determines the strategic weight for each asset class by using three- to five-year and 10- to 15-year outlooks. In determining whether to buy or sell securities, the adviser takes a long-term approach and focuses on making investments that it believes will perform well over time while seeking to manage volatility and inflation risk in the portfolio. The adviser may also make tactical opportunistic trades to seek to take advantage of short-term market dislocations. The adviser may periodically rebalance assets and make strategic or tactical changes to the portfolio in response to changing market or economic conditions or in response to changing volatility.

In seeking to achieve its investment objective, the Fund may invest in a wide range of investment instruments, including other J.P. Morgan Funds, exchange traded funds (ETFs), and closed-end funds (collectively, underlying funds). In addition to investing in underlying funds, the Fund may gain exposure to alternative asset classes through investments in individual securities that are structured as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary securities, commercial paper, common stock, corporate debt securities, convertible bonds, preferred stock, inflation-linked debt securities like Treasury Inflation Protected Securities (TIPS), master limited partnerships (MLPs), real estate investments trusts (REITs), sovereign obligations, and structured instruments. In addition to its investments in emerging markets, the Fund may invest in underlying funds, securities and other instruments that have exposure to developed foreign markets to gain exposure to commodities and the other alternative and non-traditional asset classes and/or strategies. The Fund may invest a significant amount of its assets in a single alternative asset class and/or strategy.

The Fund’s high yield (or junk bond) exposure may include direct investments or underlying fund investments in “distressed debt” securities. “Distressed debt” includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.

In addition to investing in alternative and non-traditional asset classes and strategies and in developed markets to gain exposure to alternative and non-traditional asset classes, the Fund may invest opportunistically in traditional asset classes and strategies. Some examples of investments with exposure to traditional asset classes and strategies include direct investments and investments in underlying funds that primarily invest in U.S. treasuries (other than TIPS), U.S. government securities, investment grade debt securities or the unrated equivalent, and developed market debt and equity securities (other than developed market investments that the adviser utilizes to gain exposure to alternative and non-traditional asset classes and strategies).

The Fund may engage in physical short selling in which it borrows a security it does not own. The Fund may use short selling as part of a market neutral or merger arbitrage strategy. Market neutral strategies involve buying equities that the adviser considers to be attractive and short selling equities that the adviser considers to be unattractive to neutralize exposure to market risk and exploit potential price inefficiencies between related equity securities. Merger arbitrage strategies involve buying the stock of one merging company and selling short the other merging company to capitalize on potential price discrepancies and returns generated by a corporate transaction. The Fund may also utilize derivatives in combination with direct investments in securities to implement market neutral and merger arbitrage strategies.

Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives structured as futures contracts, including index futures, options, swaps, and forward contracts as a substitute for securities in which the Fund can invest. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain. The Fund also uses derivatives to gain, manage, or limit exposure or risk to commodities, international securities, currencies, volatility and sectors or markets. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations about particular securities or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Investment Company and ETF Risk. The Fund may invest in other investment companies and ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying funds. Certain underlying funds such as ETFs may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. In addition, ETFs and closed-end funds may trade at a price below their net asset value (also known as a discount).

Alternative Strategies Risk. Although the Fund attempts to manage risk by diversifying the strategies it pursues, there is no assurance that the Fund’s exposure to alternative strategies will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund will have exposure to alternative investment strategies that involve the use of complicated investment techniques. For example, the Fund may either directly through investments in derivatives and/or securities or through investment in underlying funds that utilize market neutral strategies or merger arbitrage strategies. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss including losses caused by the value of long positions declining in value while short positions increase in value. Alternative investment strategies may involve complex securities transactions that involve risks in addition to the risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and “Short Selling Risk.”

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund or an underlying fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. Losses on short sales are potentially unlimited because there is no upward limit on the price of a borrowed security. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Equity Securities Risk. Equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Inflation-Protected Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities including TIPS. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase. In addition, there can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. The Fund may also use underlying funds or investments that utilize certain types of securities as a proxy for inflation-protected securities such as REITs, real estate, or commodities. These investments may not reflect the impact of inflation.

Commodity Risk. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. In addition, to the extent that the Fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Natural Resources Risk. The Fund may have exposure to natural resources companies. In addition to “Commodity Risk”, equity and equity-like securities of natural resources companies and associated businesses may be negatively impacted by variations, often rapid, in the commodities markets, the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, economic conditions, events relating to international political developments, environmental incidents, energy conservation and the success of exploration projects. Therefore, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. The value of real estate securities will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. Debt securities of REITs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

High Yield Securities and Loan Risk. The Fund may be exposed to investments in securities including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information. The Fund or an underlying fund will not have direct recourse against the issuer of a loan participation. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some securities and certain investments may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses. Because some Loans may have a more limited secondary market, liquidity risk may be more pronounced for the Fund or certain underlying funds than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other securities are prepaid, the Fund or an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Foreign Securities and Emerging Markets Risk. Foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. These risks are magnified in countries in “emerging markets.” Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Sovereign Debt Risk. The Fund may have exposure to securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s or an underlying funds’ investments and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk. Income securities will change in value based on changes in interest rates. If rates rise, the value of these investments drops. The Fund may be exposed to variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. Certain investments are subject to the risk that the issuer or a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts, options, swaps and forward contracts. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund and underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligation), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “Commodity Risk” as well as the risks associated with the specific industry or industries in which the partnership invests such as “Natural Resources Risk”. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R5 Shares over the past two calendar year. The table shows the average annual total returns for the past one year and the life of the Fund. The table compares that performance to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Consumer Price Index for All Urban Consumer-Seasonally Adjusted, S&P 500 Index and Barclays U.S. Aggregate Index. Subsequent to the inception of the Fund on July 1, 2010 until August 1, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective August 1, 2013, the Fund’s investment objective and some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Best Quarter	1st quarter, 2012	3.79%
Worst Quarter	3rd quarter, 2011	–2.99%

The Fund’s year-to-date total return through 6/30/13 was 1.21%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2012)
	Past 1 Year	Life of Fund (Since 7/1/10)
CLASS R5 SHARES
Return Before Taxes	4.79%	1.53%
Return After Taxes on Distributions	4.28	1.10
Return After Taxes on Distributions and Sale of Fund Shares	3.11	1.05
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.11	5.67
CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS-SEASONALLY ADJUSTED
(Reflects No Deduction for Fees, Expenses or Taxes)	1.76	2.45
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	16.00	9.52
BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	4.21	8.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Bala Iyer	2010	Managing Director
Michael Loeffler	2010	Vice President
Luying Wei	2013	Executive Director
Ove Fladberg	2010	Executive Director
Nicholas W. D’Eramo	2012	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-ASF-R5-813